Exhibit 99.1

Grown Rogue to Report Second Quarter 2026 Financial Results and Host Conference Call; Announces Equity Incentive Grants

MEDFORD, Ore., July 27, 2026 /CNW/ -- Grown Rogue International Inc. ("Grown Rogue" or the "Company") (CSE: GRIN) (OTC: GRUSF), a flower-forward cannabis company combining craft values with disciplined execution, today announced it will release second quarter 2026 financial results after the market closes on Tuesday, August 4, 2026.

The Company will also host a conference call on Tuesday, August 4, 2026, at 5:00 p.m. Eastern Time (ET) / 2:00 p.m. Pacific Time (PT) to discuss the results and provide a corporate update.

CEO Obie Strickler and members of the management team will host the call, followed by a question-and-answer period.

Conference Call Details

Date:	Tuesday, August 4, 2026

Time:	5:00 p.m. ET / 2:00 p.m. PT

Webcast:	Register

Dial-in:	1-800-836-8184 (North America Toll-Free)

A telephone replay of the conference call will be available until Aug 11, 2026, by dialing (+1) 888 660 6345 and entering replay code 57464 #. A transcript of the call will also be made available on Grown Rogue's Investor Relations website at https://ir.grownrogue.com/

For assistance, please contact invest@grownrogue.com

Equity Incentive Grants

The Company also announced that its Board of Directors has approved, under the Company's equity incentive plan, the grant of 400,000 stock options and 2,490,000 restricted stock units ("RSUs") to certain directors, officers and employees. The options are exercisable at C$0.60 per subordinate voting share until July 21, 2030, and vest in equal instalments on June 30, 2027, and June 30, 2028. The RSUs vest through January 1, 2029, in accordance with the plan and the applicable award agreements.

About Grown Rogue

Grown Rogue International Inc. (CSE: GRIN | OTC: GRUSF) is a flower-forward cannabis company rooted in Oregon's Rogue Valley, a region known for its deep cannabis heritage and commitment to quality. With operations in Oregon, Michigan, and New Jersey--and expansion underway in Illinois--Grown Rogue specializes in producing designer-quality indoor flower. Known for exceptional consistency and care in cultivation, our products are valued by retailers, budtenders, and consumers alike. By blending craft values with disciplined execution, we've built a scalable, capital-efficient platform designed to thrive in competitive markets. We believe sustained excellence in cannabis flower production is the engine of the industry's supply chain--and our competitive advantage. For more information about Grown Rogue, please visit www.grownrogue.com.

Cautionary Note Regarding Forward-Looking Statements

This press release (this "Press Release") contains express or implied "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the "safe harbor" from liability established by those sections. Forward-looking statements are based on our current beliefs and assumptions, and on information currently available to us, and only speak as of the date of this Press Release. All statements other than statements of historical fact, such as statements containing estimates, projections and other forward-looking information, are forward-looking statements. Forward-looking statements are typically identified by words and phrases such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of such words and other comparable terminology. However, the absence of these words does not mean that a statement is not forward-looking. Any forward-looking statements expressing an expectation or belief as to future events is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future events and involve risks, uncertainties and other factors beyond our control, including factors described in our filings with the SEC, such as those detailed under the heading "Risk Factors" in our annual report on Form 10-K and quarterly reports on Form 10-Q. We cannot provide you with assurance that any of the assumptions upon which our forward-looking statements are based will prove to be correct. Should one or more risks materialize, or should our underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and you are therefore cautioned against placing undue reliance on any forward-looking statements. Except as otherwise required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements as a result of new information, future events, actual results, revised expectations or otherwise We further expressly disclaim any written or oral statements made by a third party regarding the subject matter of this Press Release.

SOURCE Grown Rogue International Inc.

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%CIK: 0001463000

For further information: General Inquiries and Investor Contact: Obie Strickler, Chief Executive Officer, obie@grownrogue.com; Investor Relations, invest@grownrogue.com, (458) 226-2662

CO: Grown Rogue International Inc.

CNW 07:00e 27-JUL-26